                                                                [EXECUTION COPY]

================================================================================


                              AMENDED AND RESTATED
                      FACILITY A (364-DAY) CREDIT AGREEMENT


                          Dated as of October 17, 2001

                   Amended and Restated as of October 16, 2002


                                     between


                                THE STANLEY WORKS
                                   as Borrower



                         THE LENDERS REFERRED TO HEREIN,
                                   as Lenders

                                       and



                                 CITIBANK, N.A.
                             as Administrative Agent


                            SALOMON SMITH BARNEY INC.
                        as Lead Arranger and Book Runner

                                       and

                               FLEET NATIONAL BANK
                                MELLON BANK, N.A.
                                   BNP PARIBAS
                            as Co-Syndication Agents



================================================================================

       AMENDMENT AND RESTATEMENT dated as of October 16, 2002, relating to the Amended and Restated Facility A (364-Day) Credit Agreement dated as of October 17, 2001, among THE STANLEY WORKS (the "Borrower"); each of the lenders that is a signatory hereto (the "Lenders"); and CITIBANK, N.A., as administrative agent for the Lenders (together with its successors in such capacity, the "Administrative Agent").

        The Borrower, certain Lenders and the Administrative Agent are parties to a Facility A (364-Day) Credit Agreement dated as of October 17, 2001 (as heretofore amended and modified, the "Existing Facility A (364-Day) Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) by the Lenders to the Borrower in an aggregate principal amount not exceeding $250,000,000 at any one time outstanding. The Borrower, the Lenders and the Administrative Agent wish to extend the Termination Date as defined in the Existing Facility A (364-Day) Credit Agreement by 364 days to October 15, 2003 and to amend and restate the Existing Facility A (364-Day) Credit Agreement in certain other respects; and accordingly, the parties hereto hereby agree to amend the Existing Facility A (364-Day) Credit Agreement as set forth herein and to restate the Existing Credit Agreement as so amended (as so amended and restated, the "Amended and Restated Credit Facility A (364-Day) Agreement"):

       Section 1. Definitions. Terms used but not otherwise defined herein have the meanings given them in the Existing Facility A (364-Day) Credit Agreement.

       Section 2. Amendments. Effective on the Effective Date (as defined below), the Existing Facility A (364-Day) Credit Agreement is hereby amended as set forth below, and the Existing Facility A (364-Day) Credit Agreement is restated to read in its entirety as set forth in the Existing Facility A (364-Day) Credit Agreement, which is hereby incorporated herein by reference, as amended as set forth below:

       A. References in the Existing Facility A (364-Day) Credit Agreement to "this Agreement" and words of similar import (including indirect references) shall be deemed to be references to the Existing Facility A (364-Day) Credit Agreement as amended and restated hereby.

       B. The definition of "Termination Date" in Section 1.01 of the Existing Facility A (364-Day) Credit Agreement is amended to read in its entirety as set forth below:

          ""Termination Date" means the earlier of (a) October 15, 2003 or (b) the date of termination in whole of the Commitments pursuant to Section 2.01(b) or Section 6.01."

       C. Schedule I of the Existing Facility A (364-Day) Credit Agreement is amended to read in its entirety as set forth in Schedule I hereto.


           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the Effective Date that (i) the representations and warranties set forth in Section 4.01 of the Existing Facility A (364-Day) Credit Agreement are true and correct on and as of the Effective Date as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 4.01 to "this Agreement" included reference to the Amended and Restated Facility A (364-Day) Credit Agreement and as if each reference in said Sections 4.01(f) and 4.01(h) to "December 31, 2000" were instead a reference to "December 29, 2001" and as if each reference in said Sections 4.01(f) and 4. 01(h) to "July 1, 2001" were instead a reference to "June 29, 2002" and as if each reference in said Sections 4.01(e) and 4.01(g) to "December 31, 2000" were instead a reference to "December 31, 2001" and (ii) no event has occurred and is continuing that constitutes a Default or Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 6.01(b) of the Amended and Restated Facility A (364-Day) Credit Agreement).

       Section 4. Conditions to Effectiveness. The amendment and restatement set forth in Section 2 hereof shall become effective on the date (the "Effective Date") on which the Administrative Agent shall notify the Borrower that the following conditions precedent have been satisfied (and the Administrative Agent shall promptly notify the Lenders of the occurrence of the Effective Date):

       (a) Documents. The Administrative Agent shall have received the following documents (with sufficient copies for each Lender), each of which shall be satisfactory to the Administrative Agent in form and substance:

           (1) Execution by All Parties. Counterparts of this Amendment and Restatement, duly executed and delivered by the Borrower, the Administrative Agent and the Lenders.

           (2) Authority and Approvals. Certified copies of the resolutions of the Board of Directors of the Borrower (or equivalent documents) authorizing and approving this Amendment and Restatement, authorizing Borrowings under the Amended and Restated Facility A (364-Day) Credit Agreement in an aggregate principal amount up to but not exceeding $250,000,000 at any one time outstanding, and certified copies of all documents evidencing other necessary action (corporate, partnership or otherwise) and governmental approvals, if any, with respect to this Amendment and Restatement.

           (3) Secretary's or Assistant Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Effective


           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       Date, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Amendment and Restatement and the other documents to be delivered hereunder.

           (4) Opinion of Borrower's Counsel. A favorable opinion of counsel to the Borrower, in substantially the form of Exhibit A hereto, and as to such other matters as the Administrative Agent or any Lender acting through the Administrative Agent may reasonably request.

           (5) Closing Certificate. A certificate of a senior financial officer of the Borrower, dated the Effective Date, certifying the representations and warranties set forth in Section 3 hereof are true on such date as if made on and as of such date.

       (b) Approvals. The Administrative Agent shall have received evidence satisfactory to it of receipt of all third party consents and approvals necessary in connection with this Amendment and Restatement (without the imposition of any conditions except those that are acceptable to the Lenders) and that the same remain in effect.

       (c) Fees and Expenses. The Administrative Agent shall have received evidence satisfactory to it that (i) the Borrower shall have paid in full all accrued fees, expenses and interest due and payable to the Administrative Agent and the Lenders under the Existing Facility A (364-Day) Credit Agreement, (ii) the Borrower shall have paid all accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) in connection with this Amendment and Restatement and (iii) the Borrower shall have paid to the Administrative Agent for account of the Lenders such up-front fees in connection with the execution of this Amendment and Restatement as the Borrower and the Administrative Agent shall have agreed upon.

       Section 5. Pro Rata Adjustments. The Borrower shall, on the Effective Date (but only if any Advances are outstanding on said date), borrow Advances from certain of the Lenders and/or (notwithstanding (i) the second sentence of Section 2.07(a) of the Amended and Restated Facility A (364-Day) Credit Agreement requiring that prepayments be made in accordance with said Section 2.07(a) and (ii) Section 2.09(a) of the Amended and Restated Facility A (364-Day) Credit Agreement requiring that payments be made ratably in accordance with the principal amounts of the Advances held by the Lenders) prepay Advances (together with all accrued and unpaid interest thereon) such that, after giving effect thereto, the Advances (including, without limitation, the principal amounts and Interest Periods thereof) shall be held by the Lenders ratably in accordance with their respective Commitments (after giving effect to this Amendment and Restatement).


           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       Section 6. Miscellaneous. Except as herein provided, the Existing Facility A (364-Day) Credit Agreement shall remain unchanged and in full force and effect. This Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment and Restatement by signing any such counterpart. This Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered as of the day and year first above written.


                                           THE STANLEY WORKS


                                           By /s/ Craig A. Douglas
                                              -----------------------------
                                              Name: CRAIG A. DOUGLAS
                                              Title: VICE PRES & TREASURER

                                           CITIBANK, N.A., as Administrative
                                             Agent and as Lender


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           FLEET NATIONAL BANK


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           BNP PARIBAS


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           By
                                              -----------------------------
                                              Name:
                                              Title:



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered as of the day and year first above written.


                                           THE STANLEY WORKS


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           CITIBANK, N.A., as Administrative
                                             Agent and as Lender


                                           By /s/ Carolyn A. Kee
                                              -----------------------------
                                              Name: CAROLYN A. KEE
                                              Title: Vice President


                                           FLEET NATIONAL BANK


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           BNP PARIBAS


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           By
                                              -----------------------------
                                              Name:
                                              Title:



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered as of the day and year first above written.


                                           THE STANLEY WORKS


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           CITIBANK, N.A., as Administrative
                                             Agent and as Lender


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           FLEET NATIONAL BANK


                                           By /s/ Jeffrey C. Lynch
                                              -----------------------------
                                              Name: JEFFREY C. LYNCH
                                              Title: Managing Director


                                           BNP PARIBAS


                                           By
                                              -----------------------------
                                              Name:
                                              Title:

                                           By
                                              -----------------------------
                                              Name:
                                              Title:



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered as of the day and year first above written.


                                          THE STANLEY WORKS


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           CITIBANK, N.A., as Administrative
                                             Agent and as Lender


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           FLEET NATIONAL BANK


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           BNP PARIBAS


                                           By /s/ Christopher Criswell
                                              -----------------------------
                                              Name: CHRISTOPHER CRISWELL
                                              Title: Managing Director


                                           By /s/ Arnaud Collin du Bocage
                                              -----------------------------
                                              Name: Arnaud Collin du Bocage
                                              Title: Managing Director



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

                                           MELLON BANK, N.A.


                                           By /s/ J. Wade Bell
                                              -----------------------------
                                              Name: J. Wade Bell
                                              Title: Vice President


                                           JPMORGAN CHASE BANK (formerly known
                                             as The Chase Manhattan Bank)


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           RBC CENTURA BANK


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           THE NORTHERN TRUST COMPANY


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

                                           MELLON BANK, N.A.


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           JPMORGAN CHASE BANK (formerly known
                                             as The Chase Manhattan Bank)


                                           By /s/ Robert P. Kellas
                                              -----------------------------
                                              Name: ROBERT P. KELLAS
                                              Title: VICE PRESIDENT


                                           BARCLAYS BANK PLC


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           RBC CENTURA BANK


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           THE NORTHERN TRUST COMPANY


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

                                           MELLON BANK, N.A.


                                           By
                                              --------------------------------
                                              Name:
                                              Title:


                                           JPMORGAN CHASE BANK (formerly known
                                             as The Chase Manhattan Bank)


                                           By
                                              --------------------------------
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                           By /s/ Nicholas A. Bell
                                              --------------------------------
                                              Name: NICHOLAS A. BELL
                                              Title: DIRECTOR LOAN TRANSACTION
                                                     MANAGEMENT


                                           RBC CENTURA BANK


                                           By
                                              --------------------------------
                                              Name:
                                              Title:


                                           THE NORTHERN TRUST COMPANY

                                           By
                                              --------------------------------
                                              Name:
                                              Title:



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

                                           MELLON BANK, N.A.


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           JPMORGAN CHASE BANK (formerly known
                                             as The Chase Manhattan Bank)


                                           By
                                              -----------------------------
                                              Name:
                                              Title:

                                           BARCLAYS BANK PLC


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           RBC CENTURA BANK


                                           By /s/ E. Mark Stubblefield
                                              -----------------------------
                                              Name: E. MARK STUBBLEFIELD
                                              Title: MARKET MANAGER


                                           THE NORTHERN TRUST COMPANY


                                           By
                                              -----------------------------
                                              Name:
                                              Title:



           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

                                           MELLON BANK, N.A.


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           JPMORGAN CHASE BANK (formerly known
                                             as The Chase Manhattan Bank)


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           RBC CENTURA BANK


                                           By
                                              -----------------------------
                                              Name:
                                              Title:


                                           THE NORTHERN TRUST COMPANY


                                           By /s/ Ross Rockenbach
                                              -----------------------------
                                              Name: Ross Rockenbach
                                              Title: Vice President


           AMENDED AND RESTATED FACILITY A (364-DAY) CREDIT AGREEMENT

                                                                      SCHEDULE I

                             Lenders and Commitments
                             -----------------------

Lenders                                                                   Commitment
-------                                                                   ----------
CITIBANK, N.A.                                                          $45,000,000.00
FLEET NATIONAL BANK                                                     $40,952,382.00
BNP PARIBAS                                                             $40,952,382.00
MELLON BANK, N.A.                                                       $40,952,382.00
JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank)        $28,571,428.00
BARCLAYS BANK PLC                                                       $17,857,142.00
RBC CENTURA BANK                                                        $17,857,142.00
THE NORTHERN TRUST COMPANY                                              $17,857,142.00

                                    EXHIBIT A


                  [FORM OF OPINION OF COUNSEL TO THE BORROWER]

                                        October 16, 2002



To each of the Lenders listed on
Schedule I hereto and
to Citibank, N.A., as
Administrative Agent for the Lenders


       Re: The Amended and Restated Facility A (364 Day) Credit Agreement among The Stanley Works, the Lenders party thereto and Citibank, N.A., as Administrative Agent

Ladies and Gentlemen:

       We have acted as special counsel to The Stanley Works, a Connecticut corporation (the "Borrower"), in connection with the Amendment and Restatement dated as of even date herewith (the "Amendment and Restatement") of the Facility A (364-Day) Credit Agreement dated as of October 17, 2001 (the "Facility A (364-Day) Credit Agreement" and, as amended by the Amendment and Restatement, the "Amended and Restated Facility A (364-Day) Credit Agreement"), among the Borrower, the lenders party thereto (the "Lenders") and Citibank, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. This opinion is being delivered pursuant to Section 4(a)(4) of the Amendment and Restatement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Amended and Restated Facility A (364-Day) Credit Agreement.

       In rendering the opinions set forth herein, we have examined and relied on originals or copies of (i) the Amendment and Restatement, (ii) the certificate executed by the General Counsel of the Borrower dated as of the date hereof, a copy of which is attached hereto as Exhibit A (the "Borrower's Certificate"), (iii) a copy of the Borrower's Annual Report on Form 10-K for the year ended December 29, 2001 (the "Form 10-K") filed with the Securities and Exchange Commission, (iv) a copy of the Borrower's Quarterly Report on Form 10-Q for the period ended June 29, 2002 filed with the Securities and Exchange Commission, (v) the Restated Certificate of Incorporation of the Borrower dated September 11, 1998, filed with the Connecticut Secretary of the State's office on September 15, 1998, (vi) the Bylaws of the Borrower as amended through October 17, 2001, (vii) Resolutions of the Board of Directors of the Borrower adopted on October 16, 2002, and (viii) a Certificate of Legal Existence of the Borrower dated October 9, 2002 issued by the Connecticut Secretary of the State. Furthermore, in rendering the opinions set forth herein we have, with your consent, relied only upon examination of the documents described above and upon statements and representations of the

Borrower and its officers and other representatives, including the facts and conclusions set forth in the Borrower's Certificate and we have made no independent verification or investigation of the factual matters set forth therein.

       In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, certified or photostatic copies, and the authenticity of the originals of such copies.

       We express no opinion as to the laws of any jurisdiction other than the Applicable Laws of the States of Connecticut and New York and the United States of America. "Applicable Laws" shall mean those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Amendment and Restatement without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws. "Governmental Authorities" shall mean any United States of America, Connecticut or New York executive, legislative, judicial, administrative or regulatory body. "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

       Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that as of the date hereof:

       1. The Borrower has been duly incorporated in, and is validly existing under the laws of, the State of Connecticut.

       2. The Borrower has the corporate power and corporate authority to execute, deliver, and perform its obligations under the Amendment and Restatement.

       3. The execution and delivery of the Amendment and Restatement has been duly authorized by all requisite corporate action on the part of the Borrower.

       4. The Amendment and Restatement has been duly executed and delivered by the Borrower and constitutes the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms under the laws of the State of New York.

       5. Neither the execution, delivery or performance by the Borrower of the Amendment and Restatement nor the compliance by the Borrower with the terms and provisions thereof will contravene any provision of any Applicable Law of the States of New York and Connecticut, or the federal laws of the United States of America.

       6. Based upon our review of Applicable Laws, but without our having made any special investigation concerning any other law, rule or regulation, no Governmental Approval which has not been obtained or taken and is not in full force and effect is required to authorize or is required in connection with the execution, delivery or performance of the Amendment and Restatement by the Borrower.

       7. Neither the execution, delivery or performance by the Borrower of the Amendment and Restatement nor the compliance by the Borrower with the terms and provisions thereof will conflict with, contravene, violate or constitute a default under (i) to the best of our knowledge, after due investigation, any provision of any Applicable Contract or any other agreement or instrument to which the Borrower or the Borrower's property is subject, (ii) any provision of any Applicable Law, (iii) to the best of our knowledge, after due investigation, any judicial or administrative order or decree of any Governmental Authority, or
(iv) its Certificate of Incorporation and Bylaws. As used in this paragraph, "due investigation" means solely that we have reviewed the Certificate of the Borrower attached hereto as Exhibit A.

       8. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       Our opinions are subject to the following assumptions and qualifications:

       (a) since we do not represent the Borrower on a regular basis, we have assumed the accuracy of the description of the Borrower's business set forth in the Borrower's Form 10-K;

       (b) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or other similar laws affecting creditors' rights and remedies generally and by general principles of equity or the exercise of judicial discretion (regardless of whether enforcement is sought in equity or at law) including, but not limited to, principles relating to good faith and fair dealing, commercial reasonableness and the like;

       (c) we have assumed that the Amendment and Restatement constitutes the valid and binding obligation of each party thereto (other than the Borrower) enforceable against such other party in accordance with its terms;

       (d) we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of the Administrative Agent or any party (other than the Borrower to the extent expressly set forth herein) to the Amendment and Restatement with any state, federal or other laws or regulations applicable to them or (ii) the legal or regulatory status or the nature of the business of the Administrative Agent;

       (e) we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Amendment and Restatement which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); and

       (f) we express no opinion with respect to any provision of the Amendment and Restatement to the extent it authorizes or permits any purchaser of a participation interest to setoff or apply any deposit, property or indebtedness with respect to any participation interest.

       In rendering the foregoing opinions, we have assumed, with your consent, that (a) the execution, delivery, or performance by the Borrower of the Amendment and Restatement does not and will not conflict with, contravene, violate or constitute a default under any rule, law, or regulation to which the Borrower is subject (other than Applicable Laws, orders, and decrees as to which we express an opinion in paragraph 7 herein) or any agreement or instrument to which the Borrower or the Borrower's property is subject (except to the extent that we express an opinion in paragraph 7 herein); and (b) no authorization, consent or other approval of, notice to or filing with, any court, governmental authority or regulatory body (other than Governmental Approvals as to which we express our opinion in paragraph 6 herein) is required to authorize or is required in connection with the execution, delivery or performance by the Borrower of the Amendment and Restatement or the transactions contemplated thereby.

       This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. The opinions set forth herein are rendered as of the date hereof. We assume no obligation to update any facts or circumstances which may hereafter come to our attention or any changes in any laws, regulations or court decisions which may hereafter occur.

       This opinion is being furnished only to you in connection with the Amendment and Restatement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person for any purpose without our prior written consent, provided, that any Person that becomes a Lender pursuant to Section 8.07(a) of the Amended and Restated Facility A (364-Day) Credit Agreement may rely on this opinion as if it were addressed to such Person and delivered on the date hereof.


                                        Very truly yours,


                                        Tyler Cooper & Alcorn, LLP



                                        By:
                                           -------------------------
                                                   A Partner

                                   SCHEDULE I




Lenders

Citibank, N.A.
Fleet National Bank
BNP Paribas
Mellon Bank, N.A.
JPMorgan Chase Bank
Barclays Bank PLC
RBC Centura Bank
The Northern Trust Company

                                                                    Exhibit A to
                                                                    TC&A Opinion


                             Borrower's Certificate
                             ----------------------


       I, Bruce H. Beatt, am General Counsel of The Stanley Works (the "Borrower"). I understand that pursuant to Section 4(a)(4) of that certain Amendment and Restatement dated as of October 16, 2002 (the "Amendment and Restatement") to the Facility A (364-Day) Credit Agreement dated as of October 17, 2001 (the "Facility A (364-Day) Credit Agreement", and, as amended by the Amendment and Restatement, the "Amended and Restated Facility A (364-Day) Credit Agreement"), among the Borrower, the lenders party thereto (the "Lenders") and Citibank, N.A. as administrative agent for the Lenders, Tyler Cooper & Alcorn, LLP is relying on this certificate and the statements made herein in rendering certain legal opinions. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Amended and Restated Facility A (364-Day) Credit Agreement.

       With regard to the foregoing, on behalf of the Borrower I certify that:

       A. Based solely and exclusively on conversations with Craig A. Douglas, Treasurer of Borrower;

             1. The value of all securities owned by the Borrower (excluding those issued by majority-owned Subsidiaries of the Borrower) does not exceed 10% of the value of the Borrower's total assets;

             2. Less than 25 percent of the assets of the Borrower on a consolidated basis and on an unconsolidated basis consist of the margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System); and

             3. The Borrower (a) is primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning holding or trading in securities and (b) is not engaged and does not propose to engage in the business of investing, reinvesting, owning, holding or trading in securities, and does not own or propose to acquire investment securities having a value exceeding 40 percent of the value of the Borrower's total assets (exclusive of government securities and cash items) on an unconsolidated basis; and

       B. Based solely and exclusively on a certain Statement by Holding Company Claiming Exemption Under Rule U-3A-2 from the Provisions of the Public Utility Holding Company Act of 1935 (the "Act"), filed by Borrower with the United States Securities and Exchange Commission on February 28, 2002 (Accession Number 0000093556-00-000003), Borrower is exempt from the provisions of the Act.

       C. Based solely and exclusively on interviews of the officers of the Borrower responsible for its financing activities and the lawyers under my supervision, the execution, delivery and performance by the Borrower of any of its obligations under the Amendment and Restatement and the Amended and Restated Facility A (364-Day) Credit Agreement does not and will not conflict with, contravene, violate or constitute a default under (i) any provision of any Applicable Contract or any other agreement or instrument to which the Borrower or the Borrower's property is subject, or (ii) any judicial or administrative order or decree of any Governmental Authority.

       IN WITNESS WHEREOF, I have executed this certificate this __ day of October, 2002.


                                          By:
                                              ----------------------------------
                                                 Name: Bruce H. Beatt
                                          Title: Vice President, General Counsel
                                                 and Secretary